UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Consent Revocation Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Consent Revocation Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

R. R. DONNELLEY & SONS COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

R.R. Donnelley & Sons Company and Moore Wallace Incorporated issued the following joint press release on

December 29, 2003:

RR Donnelley Media Contact: Katherine Divita Tel: 312-326-8336 E-mail: katherine.divita@rrd.com

RR Donnelley Investor Contact: Lisa Mount Tel: 312-326-8926 E-mail: lisa.mount@rrd.com

Moore Wallace Contact: Julie Gottlieb Tel: 203-406-3825 Email: julie.gottlieb@moorewallace.com

RR DONNELLEY – MOORE WALLACE

HART-SCOTT-RODINO REVIEW PERIOD EXPIRES

CHICAGO, TORONTO AND NEW YORK — Dec. 29, 2003 – RR Donnelley (NYSE:DNY) and Moore Wallace Incorporated (NYSE: MWI) (TSX: MWI) today announced that the review period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, for the previously announced combination of the two companies has expired.

The companies expect the combination to be completed by the end of the first quarter 2004, subject to certain conditions including approval from RR Donnelley stockholders and Moore Wallace securityholders, Ontario court approval of a plan of arrangement, and Investment Canada approval.

On November 8, 2003, RR Donnelley and Moore Wallace entered into a definitive agreement to create the world’s premier full-service commercial printer with more than $8 billion in annual revenues, a leading position in North America and approximately 50,000 employees. The combined company will provide customers with the industry’s broadest array of high-quality, long- and short-run print products and solutions, from magazines, telephone directories, books, catalogs, inserts and financial documents, to billing statements, outsourced customer communications, highly personalized direct mail, premedia, print fulfillment, labels, collateral materials, forms and logistics services.

About RR Donnelley

RR Donnelley (www.rrdonnelley.com) prepares, produces and delivers integrated communications across multiple channels for content owners, such as publishers, merchandisers, and telecommunications companies as well as capital markets and diversified financial services companies. As a single source supplying services up and down the communications value chain, the company excels in digital photography, content management, printing, online services, and print and package logistics. With these integrated services, RR Donnelley provides effective solutions for its customers’ targeted communications and delivery needs. Headquartered in Chicago, IL, RR Donnelley serves a global customer market and has 30,000 employees in more than 200 locations in North America, South America, Europe and the Asia/Pacific Basin.

About Moore Wallace

Moore Wallace is a leading single-source provider of print management and outsourced communications, delivering to its customers one of the widest array of products and services at one of the lowest total costs. The company operates in three complementary business segments: Forms and Labels, Outsourcing and Commercial Print. The Forms and Labels business designs, manufactures and sells paper-based and electronic business forms and labels and provides electronic print management solutions. The Outsourcing business provides high-quality, high-volume variably imaged print and mail, electronic statement and database management services. The Commercial Print business produces high-quality, multi-color personalized business communications and provides direct marketing services, including project, database and list management services. For more information, visit the company’s web site at www.moorewallace.com.

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RR Donnelley—Moore Wallace Hart-Scott-Rodino Review Period Expires

Use of Forward-Looking Statements

Except for historical information, this news release contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this press release and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Readers are strongly encouraged to read the full cautionary statements described in the companies’ filings with the Securities and Exchange Commission (SEC), including the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. RR Donnelley and Moore Wallace disclaim any obligation to update or revise any forward-looking statements.

Factors relating to the completion of the transaction and the integration of the businesses that could cause material differences in the expected results of the combined company include, without limitation, the following: the development and execution of comprehensive plans for asset rationalization, the ability to eliminate duplicative overhead without excessive cost or adversely affecting the business, the potential loss of customers and employees as a result of the transaction, the ability to achieve procurement savings by leveraging total spending across the organization, the success of the organization in leveraging its comprehensive product offering to the combined customer base as well as the ability of the organization to complete the integration of the combined companies without losing focus on the business. In addition, the ability of the combined company to achieve the expected revenues, accretion and synergy savings will also be affected by the effects of competition (in particular the response to the transaction in the marketplace), the effects of paper and other raw materials and fuel price fluctuations and shortages of supply, the rate of migration from paper-based forms to digital formats, the impact of currency fluctuations in the countries in which RR Donnelley and Moore Wallace operate, general economic and other factors beyond the combined company’s control, and other risks and uncertainties described from time to time in RR Donnelley’s and Moore Wallace’s periodic filings with United States and Canadian securities authorities, as applicable.

Additional Information

On November 8, 2003, R.R. Donnelley & Sons Company (“RR Donnelley”) and Moore Wallace Incorporated (“Moore Wallace”) entered into a definitive agreement to combine the two companies. This communication is not a solicitation of a proxy from any securityholder of Moore Wallace or RR Donnelley. Moore Wallace and RR Donnelley have filed a preliminary Joint Management Information Circular and Proxy Statement regarding the proposed transaction with the U.S. Securities and Exchange Commission (SEC) and the securities commissions or equivalent regulatory authorities in Canada. This document is not yet final and will be amended. WE URGE INVESTORS IN RR DONNELLEY AND MOORE WALLACE TO CAREFULLY READ THE DEFINITIVE VERSION OF THE JOINT MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT RR DONNELLEY,MOORE WALLACE AND THE PROPOSED TRANSACTION. The definitive Joint Management Information Circular and Proxy Statement will be mailed to the RR Donnelley stockholders and the Moore Wallace securityholders.

Investors and securityholders may obtain the preliminary Joint Management Information Circular and Proxy Statement, the definitive Joint Management Information Circular and Proxy Statement and any other relevant documents filed by RR Donnelley and Moore Wallace (when they become available) free of charge at the SEC’s website, www.sec.gov, and at the website of the Canadian System for Electronic Document Analysis and Retrieval (SEDAR) maintained by the Canadian Securities Administrator at www.sedar.com. In addition, investors and securityholders may obtain free copies of the definitive Joint Management Information Circular and Proxy Statement when filed with the SEC by RR Donnelley by contacting RR Donnelley Investor Relations, 77 West Wacker Drive, Chicago, IL 60601, Tel. (312) 326-8926. Investors and securityholders may obtain free copies of the definitive Joint Management Information Circular and Proxy Statement when filed with the SEC and SEDAR by Moore Wallace by contacting Moore Wallace Investor Relations, One Canterbury Green, Stamford, CT 06901,Tel. (203) 406-3749.

RR Donnelley, Moore Wallace and their executive officers and directors may be deemed to be participants in the solicitation of proxies from RR Donnelley stockholders and Moore Wallace securityholders in favor of the proposed transaction. Information regarding the security ownership and other interests of RR Donnelley’s and Moore Wallace’s executive officers and directors will be included in the definitive Joint Management Information Circular and Proxy Statement when it becomes available.

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